Schedule A

Effective as of March 10, 2014

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Active Portfolios Multi-Manager Alternative Strategies Fund(2)	$0 - $500	1.020%	March 14, 2012
	>$500 - $1,000	0.975%
	>$1,000 - $3,000	0.950%
	>$3,000 - $6,000	0.930%
	>$6,000	0.900%

Active Portfolios Multi-Manager Core Plus Bond Fund	$0 - $1,000	0.430%	March 14, 2012
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Active Portfolios Multi-Manager Growth Fund	$0 - $500	0.710%	March 14, 2012
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Active Portfolios Multi-Manager Small Cap Equity Fund	$0 - $250	0.900%	March 14, 2012
	>$250 - $500	0.850%
	>$500	0.800%

Columbia Balanced Fund	$0 - $500	0.660%	March 1, 2011
	>$500 - $1,000	0.615%
	>$1,000 - $1,500	0.570%
	>$1,500 - $3,000	0.520%
	>$3,000 - $6,000	0.510%
	>$6,000	0.490%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Bond Fund	$0 - $1,000	0.430%	March 1, 2011
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia California Tax-Exempt Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Connecticut Intermediate Municipal Bond Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Contrarian Core Fund	$0 - $500	0.710%	March 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Corporate Income Fund	$0 - $1,000	0.430%	July 1, 2011
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia Dividend Income Fund	$0 - $500	0.660%	July 1, 2011
	>$500 - $1,000	0.615%
	>$1,000 - $1,500	0.570%
	>$1,500 - $3,000	0.520%
	>$3,000 - $6,000	0.510%
	>$6,000	0.490%

Columbia Emerging Markets Fund	$0 - $250	1.100%	March 16, 2013
	>$250 - $500	1.080%
	>$500 - $750	1.060%
	>$750 - $1,000	1.040%
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.750%
	$3,000 - $6,000	0.710%
	> $6,000	0.660%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Global Dividend Opportunity Fund	$0 - $500	0.710%	March 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Global Energy and Natural Resources Fund	$0 - $1,000	0.690%	May 1, 2011
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Global Inflation-Linked Bond Plus Fund	All	0.620%	March 10, 2014

Columbia High Yield Municipal Fund	$0 - $1,000	0.470%	July 1, 2011
	>$1,000 - $2,000	0.445%
	>$2,000 - $3,000	0.420%
	>$3,000 - $6,000	0.395%
	>$6,000 - $7,500	0.370%
	>$7,500 - $10,000	0.360%
	>$10,000 - $15,000	0.350%
	>$15,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia Intermediate Bond Fund	$0 - $1,000	0.430%	March 1, 2011
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Intermediate Municipal Bond Fund	$0 - $1,000	0.410%	March 1, 2011
	>$1,000 - $2,000	0.385%
	>$2,000 - $3,000	0.360%
	>$3,000 - $6,000	0.335%
	>$6,000 - $9,000	0.310%
	>$9,000 - $10,000	0.300%
	>$10,000 - $15,000	0.290%
	>$15,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.250%

Columbia International Bond Fund	$0 - $1,000	0.570%	July 1, 2011
	>$1,000 - $2,000	0.525%
	>$2,000 - $3,000	0.520%
	>$3,000 - $6,000	0.515%
	>$6,000 - $7,500	0.510%
	>$7,500 - $12,000	0.500%
	>$12,000 - $20,000	0.490%
	>$20,000 - $50,000	0.480%
	>$50,000	0.470%

Columbia Large Cap Growth Fund	$0 - $500	0.710%	April 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Massachusetts Intermediate Municipal Bond Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Mid Cap Growth Fund	$0 - $500	0.760%	April 1, 2011
	>$500 - $1,000	0.715%
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia New York Intermediate Municipal Bond Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia New York Tax-Exempt Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Oregon Intermediate Municipal Bond Fund	$0 - $500	0.400%	July 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Pacific/Asia Fund	$0 - $1,000	0.870%	July 1, 2011
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.750%
	>$3,000 - $6,000	0.710%
	>$6,000	0.660%
Columbia Real Estate Equity Fund	$0 - $1,000	0.690%	March 1, 2011
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%
Columbia Select Large Cap Growth Fund	$0 - $500	0.710%	July 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%
Columbia Small Cap Core Fund	$0 - $500	0.790%	July 1, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%
Columbia Small Cap Growth Fund I	$0 - $500	0.790%	March 1, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%
Columbia Small Cap Value Fund I	$0 - $500	0.790%	April 30, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%
Columbia Strategic Income Fund	$0 - $500	0.530%	May 1, 2011
	>$500 - $1,000	0.525%
	>$1,000 - $2,000	0.515%
	>$2,000 - $3,000	0.495%
	>$3,000 - $6,000	0.480%
	>$6,000 - $7,500	0.455%
	>$7,500 - $9,000	0.440%
	>$9,000 - $10,000	0.431%
	>$10,000 - $15,000	0.419%
	>$15,000 - $20,000	0.409%
	>$20,000 - $24,000	0.393%
	>$24,000 - $50,000	0.374%
	>$50,000	0.353%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Tax-Exempt Fund	$0 - $1,000	0.410%	March 1, 2011
	>$1,000 - $2,000	0.385%
	>$2,000 - $3,000	0.360%
	>$3,000 - $6,000	0.335%
	>$6,000 - $9,000	0.310%
	>$9,000 - $10,000	0.300%
	>$10,000 - $15,000	0.290%
	>$15,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.250%
Columbia Technology Fund	$0 - $500	0.870%	May 1, 2010
	>$500 - $1,000	0.820%
	>$1,000	0.770%
Columbia U.S. Treasury Index Fund	All Assets	0.100%	May 1, 2010
Columbia Value and Restructuring Fund	$0 - $3,000	0.690%	August 1, 2012
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

(1)	Annual rates based on a percentage of the Fund’s average daily net assets.
(2)	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any investment management service fees paid to the Investment Manager by any Subsidiaries under separate investment management services agreements with the Subsidiaries.

Fee Schedule for Columbia Risk Allocation Fund Effective June 18, 2012:

Category of Portfolio Investment	Assets (in Millions)	Rate of Fee (1)
Category 1: Assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment management services fee to the Investment Manager	N/A	0.00%

Category 2: Assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates	All	0.10%

Category 3: Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management services fee to the Investment Manager, third party closed-end funds, derivatives and individual securities	$0 - $500 >$500 - $1,000 >$1,000 - $1,5000 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	0.70% 0.69% 0.68% 0.67% 0.65% 0.625% 0.60%

Fee Schedule for Columbia Diversified Real Return Fund Effective March 10, 2014:

Category of Portfolio Investment	Assets (in Millions)	Rate of Fee (1)
Category 1: Assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment management services fee to the Investment Manager	N/A	0.00%

Category 2: Assets invested in exchange traded funds and mutual funds that are not management by the Investment Manager or its affiliates. Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management services fee to the Investment Manager, third party closed-end funds, derivatives and individual securities	All	0.70%

(1)	Annual rates based on a percentage of the Fund’s average daily net assets. In no event shall the advisory fee be negative (even if the portfolio investments in a particular category have a negative net value).

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of

March 10, 2014.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	Chief Financial Officer

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ J. Kevin Connaughton
Name:	J. Kevin Connaughton
Title:	Managing Director